UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 26, 2012

Photovoltaic Solar Cells, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52735	20-8753132
(Commission File Number)	(IRS Employer Identification No.)

4 Autumnwood Court, The Woodlands, Texas 77380
(Address of principal executive offices and zip code)

(281) 363-0003
(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

Effective as of February 27, 2012, Photovoltaic Solar Cells, Inc. (“we”, “us” “our” or the “Company”) dismissed RBSM, LLP (“RBSM”) as our independent registered public accounting firm.  On April 4, 2012 our board of directors approved and ratified such dismissal.  Our board of directors participated in and approved the decision to change our independent registered public accounting firm.  RBSM’s reports on our financial statements for the years ended February 28, 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles other than with respect to our ability to continue as a going concern.

In connection with the audit of our financial statements for the fiscal years ended February 28, 2011 and 2010, and the subsequent interim period through February 27, 2012, (i) there were no disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to RBSM’s satisfaction, would have caused RBSM to make reference in connection with its opinion to the subject matter of the disagreement, and (ii) there were no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Attached as Exhibit 16.1 to this Current Report on Form 8-K is a copy of RBSM’s letter addressed to the Securities and Exchange Commission relating to the statements made by us in this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

Effective as of February 27, 2012, our board of directors appointed MaloneBailey LLP as our new independent registered public accounting firm. The decision to engage MaloneBailey LLP was approved and ratified by our board of directors on April 4, 2012.

During our two most recent fiscal years and in the subsequent interim period prior to February 27, 2012, we did not consult with MaloneBailey  LLP regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our consolidated financial statements and no written or oral advice was provided by MaloneBailey LLP that was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 26, 2012, Richard A. Friedman resigned as a member of our board of directors, effective immediately.

Item 9.01Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

16.1	Letter from RBSM, LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHOTOVOLTAIC SOLAR CELLS, INC.

By: /s/ Warren C. Lau
Name Warren C. Lau
Title: Chief Executive Officer

Dated: April 11, 2012